                                                                   EXHIBIT 10.37
                                                                  EXECUTION COPY


                         FIRST AMENDMENT TO AMENDED AND
                     RESTATED CREDIT AGREEMENT AND GUARANTY


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY (this "Amendment") dated as of July 21, 1997 by and among SC REALTY INCORPORATED ("Borrower"), SECURITY CAPITAL GROUP INCORPORATED ("Guarantor"), each of the financial institutions a party hereto ("Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor in interest to Wells Fargo Realty Advisors Funding, Incorporated ("Wells Fargo"), as Agent ("Agent").

     WHEREAS, Borrower, Lenders and Agent are parties to that certain Amended and Restated Credit Agreement dated as of August 19, 1996, as amended by that certain letter agreement dated as of April 11, 1997 among the parties hereto (the "Credit Agreement");

     WHEREAS, in connection with the Credit Agreement, Guarantor executed and delivered that certain Guaranty dated as of August 19, 1996 in favor of Agent and Lenders, as amended by that certain letter agreement dated as of April 11, 1997 among the parties hereto (the "Guaranty");

     WHEREAS, Borrower, Lenders and Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein; and

     WHEREAS, Guarantor, Lenders and Agent desire to amend certain provisions of the Guaranty on the terms and conditions contained herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

     a. The Credit Agreement is amended by deleting clause (b) of the definition of the term "Cash Flow" contained in Section 1.1. and substituting in its place the following:

          (b)  income taxes paid or accrued during such period,

     b. The Credit Agreement is amended by deleting from Section 1.1. the definition of the term "Revolving Commitment" and substituting in its place the following:

          "Revolving Commitment" means an amount equal to $400,000,000, as such amount may be reduced from time to time in accordance with the terms hereof.

     c. The Credit Agreement is amended by deleting the table from Section 3.1.(a) and substituting in its place the following:

--------------------------------------------------------
         Portion of Amount by Which           Unused Fee
        Revolving Commitment Exceeds
              Revolving Loans
--------------------------------------------------------
$0 to and including $130,000,000                0.125%
--------------------------------------------------------
Greater than $130,000,000 and less than or      0.1875
equal to $270,000,000
--------------------------------------------------------
Greater than $270,000,000                       0.25%
--------------------------------------------------------


     Section 2. Specific Amendment to Guaranty. The parties hereto agree that the Guaranty is amended by deleting Section 6(p) in its entirety and substituting in its place the following:

          (p) Ratio of Cash Flow to Mandatory Interest Expense. The Guarantor shall not permit the ratio of (i) the Cash Flow of the Guarantor and its Consolidated Subsidiaries (excluding any Investments of the Borrower) to
     (ii) the Mandatory Interest Expense of the Guarantor and its Consolidated Subsidiaries (excluding any Investments of the Borrower) to be less than
     1.75 to 1.00 at the end of any fiscal quarter.

     Section 3. Acknowledgment of Lenders' Commitments; Adjustment of Outstandings. The parties hereto hereby agree that after giving effect to the transactions contemplated by this Amendment, the amount of each Lender's respective Commitment is as set forth on Schedule 1 attached hereto and that Annex I to the Credit Agreement shall be amended to reflect any changes in the Commitments effected by this Amendment. To effect the increase of the Commitment of Wells Fargo in connection with this Amendment, upon the effectiveness of this Amendment, Wells Fargo shall purchase from the other Lenders, on a non-recourse, "as-is" basis, an appropriate principal amount of Revolving Loans such that after giving effect to all such purchases the principal balance of Revolving Loans owing to each Lender shall equal (a) the aggregate principal balance of all Revolving Loans then outstanding times (b) such Lender's Pro Rate Share (determined with the amount of the Commitments set forth on Schedule 1 attached hereto). All payments to be made or received under this paragraph shall be made on a net basis.

     Section 4. Effectiveness of Amendment. All transactions contemplated by this Amendment shall be deemed to have occurred simultaneously upon its effectiveness. This

Amendment shall only be effective upon its execution and delivery by all of the parties hereto and the satisfaction of the condition contained in the next sentence. The effectiveness of this Amendment is further subject to receipt by Agent of each of the following in form and substance satisfactory to Agent:

     a. A Note executed by Borrower, payable to the order of Wells Fargo and in the original principal amount of the Commitment of Wells Fargo as set forth on Schedule I attached hereto;

     b. A copy of a resolution of the board of directors of Borrower authorizing the execution and delivery of this Amendment and the Note delivered under the immediately preceding subsection (a) (the "New Note"), and the increase in the Revolving Commitment effected hereby, certified by the Secretary or an Assistant Secretary of Borrower;

     c. A copy of resolution of the board of directors of Guarantor authorizing the execution and delivery of this Amendment, certified by the Secretary or an Assistant of Secretary of Borrower;

     d. an opinion of Mayer, Brown & Platt, counsel to Borrower and Guarantor, addressed to Agent and Lenders, and regarding the authority of Borrower to execute, deliver and perform this Amendment, the Credit Agreement as amended hereby, and the New Note, and the authority of Guarantor to execute, deliver and perform this Amendment and the Guaranty, as amended hereby; and

     e.   Such other documents and instruments as Agent may reasonably request.

     Section 5. Representations of Borrower. Borrower represents and warrants to Agent and Lenders that:

     a. Authorization. Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and the New Note and to perform its obligations hereunder, under the Credit Agreement as amended by this Amendment, and under the New Note in accordance with their respective terms. Each of this Amendment and the New Note has been duly executed and delivered by a duly authorized officer of Borrower and each of this Amendment, the Credit Agreement as amended by this Amendment, and the New Note is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     b. Compliance with Laws, etc. The execution and delivery by Borrower of this Amendment and the New Note and the performance by Borrower of this Amendment, the Credit Agreement as amended by this Amendment, and the New Note in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:

(i) require any Government Approvals or violate any Applicable Laws relating to Borrower; (ii) conflict with, result in a breach of or constitute a default under Borrower's articles of incorporation or by-laws or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Borrower other than Permitted Liens.

     Section 6. Representations of Guarantor. Guarantor represents and warrants to Agent and Lenders that:

     a. Authorization. Guarantor has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Guaranty, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of Guarantor and each of this Amendment and the Guaranty, as amended by this Amendment, is a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     b. Compliance with Laws, etc. The execution and delivery by Guarantor of this Amendment and the performance by Guarantor of this Amendment and the Guaranty, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to Guarantor; (ii) conflict with, result in a breach of or constitute a default under Guarantor's articles of incorporation or by-laws or any indenture, agreement or other instrument to which Guarantor is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Guarantor other than Permitted Liens.

     Section 7. Reaffirmation of Representations. Each of Borrower and Guarantor hereby repeats and reaffirms all representations and warranties made by it in each of the Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

     Section 8. Reaffirmation of Guaranty. Guarantor hereby reaffirms its continuing obligations to Agent and Lenders under the Guaranty, and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of Guarantor thereunder. Not in limitation of the foregoing, Guarantor confirms that the obligations of Borrower under and in respect of the New Note constitute "Obligations" under and as defined in the Guaranty.

     Section 9. Certain References. Each reference to the Credit Agreement or the Guaranty in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement or the Guaranty, as the case may be, as amended by this Amendment.

     Section 10. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 12. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the Guaranty shall remain in full force and effect.

     Section 13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 14. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.


                           [Signatures on Next Page]

    IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement and Guaranty to be executed as of the date first above written.

                                       SC REALTY INCORPORATED


                                       By:  /s/ AREIL AMIR
                                          ------------------------------------
                                          Name:  Ariel Amir
                                               -------------------------------
                                          Title:  Secretary
                                                ------------------------------


                                       SECURITY CAPITAL GROUP INCORPORATED


                                       By:  /s/ JEFFREY A. KLOPF
                                          ------------------------------------
                                          Name:  Jeffrey A. Klopf
                                               -------------------------------
                                          Title: Senior Vice President
                                                ------------------------------

                                       WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, individually and as Agent


                                       By:  /s/ MARY ANN KELLY
                                          ------------------------------------
                                          Name:  Mary Ann Kelly
                                               -------------------------------
                                          Title:  Vice President
                                                ------------------------------

                                       BANK ONE, ARIZONA, N.A.


                                       By:  /s/ TODD POPAVICH
                                          ------------------------------------
                                          Name:  Todd Popavich
                                               -------------------------------
                                          Title:  Officer
                                                ------------------------------

                                       BANKBOSTON, N.A.


                                       By:  /s/ DANIEL I. SULLIVAN
                                          ---------------------
                                          Name:  Daniel I. Sullivan
                                               -----------------
                                          Title:  Vice President
                                                -------------

                      [Signatures Continued on Next Page]

   [Signature Page to First Amendment dated as of July 21, 1997 for SC Realty
                                 Incorporated]

                                       TEXAS COMMERCE BANK NATIONAL
                                           ASSOCIATION

                                       By:  /s/ KENT KAISER
                                          ------------------------------------
                                          Name:  Kent Kaiser
                                               -------------------------------
                                          Title:  Senior Vice President
                                                ------------------------------


                                       NATIONSBANK OF TEXAS, N.A.


                                       By:  /s/ JEF B. LONG
                                          ------------------------------------
                                          Name:  Jef B. Long
                                               -------------------------------
                                          Title:  Senior Vice President
                                                ------------------------------

                                       FLEET NATIONAL BANK


                                       By:  /s/ MARK E. DALTON
                                          ------------------------------------
                                          Name:  Mark E. Dalton
                                               -------------------------------
                                          Title: Vice President
                                                ------------------------------

                                       GUARANTY FEDERAL BANK, F.S.B.


                                       By:  /s/ PHYLLIS MITNING
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------


                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------


                      [ Signatures Continued on Next Page]

  [Signature Page to First Amendment dated as of July 21, 1997 for SC Realty Incorporated]


                                DRESDNER BANK AG, NEW YORK BRANCH
                                AND GRAND CAYMAN BRANCH


                                By:  /s/ JOHANNES BOECKMANN
                                     --------------------------------
                                     Name:  Johannes Boeckmann
                                            -------------------------
                                     Title:  Vice President
                                            -------------------------

                                By:  /s/ MICHAEL A. SETON
                                     --------------------------------
                                     Name:  Michael A. Seton
                                            -------------------------
                                     Title: Assistant Vice President
                                            -------------------------

                                KREDIETBANK N.V.


                                By:  /s/ MICHAEL V. CURRAN
                                     ---------------------
                                     Name:  Michael V. Curran
                                            -------------------------
                                     Title: Vice President
                                            -------------------------

                                By:  /s/ RAYMOND E. MURRAY
                                     --------------------------------
                                     Name:  Raymond E. Murray
                                            -------------------------
                                     Title: Vice President
                                            -------------------------

                                COMMERZBANK AG, LOS ANGELES BRANCH


                                By:  /s/ JOHN KORTHUIS
                                     -------------------------------
                                     Name:  John Korthuis
                                            ------------------------
                                     Title: Vice President
                                            ------------------------

                                By:  /s/ STEVEN F. LARSEN
                                     -------------------------------
                                     Name:  Steven F. Larsen
                                            ------------------------
                                     Title: Vice President
                                            ------------------------

                                BANK OF MONTREAL, CHICAGO BRANCH


                                By:  /s/ DAVID A. MAZUJIAN
                                     ------------------------------
                                     Name:  David A. Mazujian
                                           ------------------------
                                     Title: Director
                                           ------------------------

                                   SCHEDULE I
                                   ----------


                            Ledgers and Commitments
                            -----------------------


                  Lender                                             Commitment
Wells Fargo Bank, National Association                              $175,000,000
Texas Commerce Bank National Association                            $ 35,000,000
NationsBank of Texas, N.A.                                          $ 35,000,000
Bank One, Arizona, N.A.                                             $ 25,000,000
Fleet National Bank                                                 $ 25,000,000
BankBoston, N.A.                                                    $ 20,000,000
Guaranty Federal Bank, F.S.B.                                       $ 20,000,000
Commerzbank AG, Los Angeles Branch                                  $ 20,000,000
Bank of Montreal, Chicago Branch                                    $ 20,000,000
Kredietbank, N.V.                                                   $ 15,000,000
Dresdner Bank AG, New York Branch                                   $ 10,000,000
     and Grand Cayman Branch
TOTAL                                                               $400,000,000

                                      I-1